                                                                   EXHIBIT 10.19

                             SHAREHOLDER AGREEMENT

    SHAREHOLDER AGREEMENT dated as of March 27, 2001, among the person(s) identified as Shareholder on the signature page hereof ("SHAREHOLDER"), Infonautics, Inc., a Pennsylvania corporation (the "COMPANY"), and Tucows Inc., a Delaware corporation ("Tucows").

    WHEREAS, on or about the date of the execution and delivery of this Agreement, certain parties are entering into an Agreement and Plan of Merger (the "MERGER AGREEMENT"), which contemplates a business combination between Tucows and the Company in a merger transaction to be accomplished through, as currently contemplated and as may be modified by the parties thereto, (i) the formation of TAC Acquisition Corporation ("TAC") and (ii) the merger of Tucows with and into TAC (the "MERGER");

    WHEREAS, Shareholder is the beneficial owner of record of approximately 1,456,154 shares of Class A Common Stock of the Company (the "Class A Shares," and any other shares of common stock or other voting equity securities of the Company held of record from time to time by the Shareholder, collectively the "Subject Securities");

    WHEREAS, as a condition to Tucows' willingness to enter into the Merger Agreement, the Company and Tucows are obtaining this Agreement;

    WHEREAS, the Shareholder deems it in the best interest of the Company for the Company to enter into the Merger Agreement; and

    WHEREAS, in order to induce Tucows to enter into the Merger Agreement and to agree to the covenants and agreements set forth therein, Shareholder has agreed to enter into this Agreement.

    NOW, THEREFORE, to induce Tucows to enter into, and in consideration of its entering into, the Merger Agreement, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the parties, and in consideration of the premises and the representations, warranties and agreements herein contained, and intending to be legally bound, the parties agree as follows:

        1.  RESTRICTION ON TRANSFER OR ACQUISITION OF SUBJECT
    SECURITIES. Except as otherwise specified in Exhibit A hereto, Shareholder shall not (a) sell, transfer, pledge, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect sale, transfer, pledge, assignment or other disposition of, any of the Subject Securities to any person other than to Tucows, Company or any designee of Company, (b) deposit any of the Subject Securities into escrow, a voting trust or a voting agreement or grant a proxy with respect to any such Subject Securities, except as provided in this Agreement, or (c) acquire any additional securities of the Company without the prior written consent of Company.

        2. VOTING AGREEMENT. Shareholder agrees that, at any annual or special meeting of the shareholders of the Company and in any action by written consent of the shareholders of the Company, Shareholder shall vote the Subject Securities (a) in favor of the Merger, the approval and adoption of the Merger Agreement and all agreements related to the transactions contemplated by the Merger Agreement, and any actions related thereto, and
    (b) against any action or agreement which would result in a breach of any representation, warranty or covenant of the Company in the Merger Agreement or which would otherwise frustrate the purposes of, impede, interfere with or attempt to discourage the Merger, including without limitation any other merger, consolidation, sale of assets, reorganization, recapitalization, liquidation or winding up of the Company or any other extraordinary transaction involving the Company or any matters related to or in connection therewith. On the date hereof, the Shareholder shall sign and deliver to Company the proxy in the form set forth in Exhibit B hereto (the "IRREVOCABLE PROXY") to permit the Company to implement the voting agreement set forth in this Section 2. The Shareholder shall, upon request, execute and deliver any additional documents deemed by Company to be necessary or desirable to complete and effectuate the Irrevocable Proxy and the provisions of this Agreement.

        3. NO DISSENTERS RIGHTS. The Shareholder agrees not to exercise any rights (including without limitation any rights that may exist under the Pennsylvania Business Corporation Law of 1988, as amended) to demand appraisal or dissenter's rights of any Subject Securities owned by the Shareholder with respect to the Merger or the other transactions contemplated by the Merger Agreement.

        4. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER. Shareholder hereby represents and warrants to Company as follows:

           (a) AUTHORITY. This Agreement and the Irrevocable Proxy are valid and binding agreements of the Shareholder. If the Shareholder is married and the Class A Shares constitute community property under applicable laws, this Agreement and the Irrevocable Proxy have been duly authorized, executed and delivered by and constitute valid and binding agreements of, such Shareholder's spouse. If this Agreement is being executed in a representative or fiduciary capacity the person signing this Agreement has full power and authority to enter into and perform this Agreement and the Irrevocable Proxy.

           (b) Shareholder owns beneficially all of the Class A Shares and has good and marketable title thereto, free and clear of any claims, liens, encumbrances or security interests whatsoever (other than any created hereby or made to Sovereign Bank prior to the date hereof). Shareholder does not beneficially own, or have any existing right to acquire, any securities of the Company other than the Class A Shares.

           (c) Shareholder has the full and unrestricted legal power, authority and right to enter into, execute and deliver this Agreement and the Irrevocable Proxy without the consent or approval of any other person and has not entered into any voting agreement or granted any person any proxy (revocable or irrevocable) with respect to the Class A Shares (other than this Agreement and the Irrevocable Proxy).

        6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Shareholder that the Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and thereby, that this Agreement has been duly executed and delivered by the Company and this Agreement constitutes the valid and binding obligation of the Company.

        7. TERMINATION. This Agreement and the Irrevocable Proxy shall terminate upon the earlier to occur of (a) the effective time of the Merger or (b) the termination of the Merger Agreement; PROVIDED, HOWEVER, that the term applicable to the transfer of Subject Securities specified on Exhibit A hereto shall terminate as specified in Exhibit A.

        8. NO BROKERS. Except for Company's fairness opinion and related services fee payable to Janney Montgomery Scott, the Shareholder and the Company represent, as to themselves and their affiliates, that to the best of their knowledge no agent, broker, investment banker or other firm or person is or will be entitled to any broker's or finder's fees or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement and respectively agree to indemnify and hold the others harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person on the basis of any act or statement alleged to have occurred or been made by such party or any of its affiliates.

        9. ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties without the prior written consent of the other

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
    party. This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

        10.  GENERAL PROVISIONS.

           (a) SPECIFIC PERFORMANCE. The parties hereto agree that if for any reason any party hereto shall have failed to perform its obligations under this Agreement or the Irrevocable Proxy, then the party seeking to enforce this Agreement or the Irrevocable Proxy shall be entitled to specific performance and injunctive and other equitable relief, and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. This provision is without prejudice to any other rights or remedies, whether at law or in equity, that any party hereto may have against any other party hereto for any failure to perform its obligations under this Agreement or the Irrevocable Proxy.

           (b) EXPENSES. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

           (c) AMENDMENTS. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

           (d) NOTICES. All notices, requests, claims, demands and other communications hereunder shall be deemed to have been duly given when delivered in person, by facsimile, telegram or telex, or by registered or certified mail (postage prepaid, return receipt requested), if to the Company, to its address as set forth on the signature page hereof and, if to Shareholder, to the address set forth on the signature page hereof.

           (e) DESCRIPTIVE HEADINGS; DEFINITIONS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All capitalized terms used herein but not defined herein shall have the meaning ascribed to them in the Merger Agreement.

           (f) COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

           (g) ENTIRE AGREEMENT. This Agreement (including the exhibits hereto) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement (including the documents and instruments referred to herein) is not intended to and shall not be deemed to confer upon any person other than the parties hereto any rights or remedies hereunder. If any provision of this Agreement or the Irrevocable Proxy shall be invalid or unenforceable under applicable law, such provision shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining provisions of this Agreement or the Irrevocable Proxy.

           (h) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, applicable to contracts made and to be performed in that Commonwealth.

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
    IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its respective officer thereunto duly authorized, and Shareholder has signed this Agreement, all as of the date first written above.

                                                       INFONAUTICS, INC.

                                                       By:  /S/ GERARD J. LEWIS, JR.
                                                            -----------------------------------------
                                                            Title: VP & General Counsel, Secretary
                                                            Address: 590 North Gulph Road
                                                                    King of Prussia, PA 19406-2800 USA
                                                                    610-971-8859 (fax)

                                                       TUCOWS INC.

                                                       By:  /S/ ELLIOT NOSS
                                                            -----------------------------------------
                                                            Title: President and Chief Executive
                                                                 Officer
                                                            Address: 96 Mowat Avenue
                                                                    Toronto, Ontario M6K 3M1 Canada
                                                                    416-531-5584 (fax)

                                                       SHAREHOLDER:

/s/ GARY L. BRAGG
-------------------------------------------
                                                       /S/ MARVIN I. WEINBERGER
                                                       ---------------------------------------------
Witness
                                                       Name: Marvin I. Weinberger

/s/ GARY L. BRAGG
-------------------------------------------
                                                       /S/ FRAN SOLOW WEINBERGER
                                                       ---------------------------------------------
Witness
                                                       Name: Fran Solow Weinberger

                                                       Address: 630 Penfield Avenue
                                                               Havertown, PA 19083-4120

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
                                                                       EXHIBIT A

                        TRANSFERS OF SUBJECT SECURITIES

    The Company agrees that the restrictions on transfer or acquisition of Subject Securities set forth in Section 1 of this Agreement shall not apply with respect to the following:

        1. The sale of that number of shares of Class A Common Stock of the Company equal to fifty percent (50%) of the number of shares of Class A Common Stock of the Company eligible to be sold by the Shareholder pursuant to Rule 144 under the Securities Act of 1933 during the period commencing two business days following the public announcement by the Company (the "Release Date") of the execution of the Merger Agreement and terminating three months following the Release Date.

        2. The sale of that number of shares of Class A Common Stock of the Company equal to seventy five percent (75%) of the number of shares of Class A Common Stock of the Company eligible to be sold by the Shareholder pursuant to Rule 144 under the Securities Act of 1933 during the period commencing three months following the Release Date and terminating six months following the Release Date.

    The Shareholder agrees that any sale of shares of Class A Common Stock pursuant to Paragraphs 1 and 2 above shall be in compliance with Rule 144 and the Company's policy regarding insider trading. The Company agrees to use its best efforts to have all necessary clearances in order for the Shareholder to sell his shares of Class A Common Stock under Rule 144 made as soon as reasonably practicable after receipt by the Company, attention Vice President & General Counsel, Gerard J. Lewis, Jr., of duly executed and completed paperwork as may be required in order to complete such sale.

    In addition, the Company agrees to use its best efforts to file a registration statement on Form S-3 with the Securities and Exchange Commission as soon as reasonably practicable upon Shareholder's written request after
(a) consummation of the Merger or (b) any earlier termination of the Merger in accordance with Paragraph 7(b). Such registration statement shall provide for the registration of all shares of the Company owned by the Shareholder as a result of the Merger less any shares previously sold by the Shareholder ("Merger Shares"). If the Merger is terminated in accordance with Paragraph 7(b), such registration statement shall provide for the registration of all shares of Company owned by the Shareholder at the time of registration, less any shares previously sold by the Shareholder ("Company Shares"). The registration rights granted under this paragraph shall terminate when the Shareholder is eligible to sell all of the Merger Shares or Company Shares, as the case may be, pursuant to Rule 144(k).

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
                                                                       EXHIBIT B

                               IRREVOCABLE PROXY
                            EXECUTED MARCH 27, 2001

    Marvin I. Weinberger ("SHAREHOLDER"), being a holder of shares of Class A Common Stock of Infonautics, Inc. (the "COMPANY") (the "CLASS A SHARES"), does hereby constitute and appoint such person or persons as the Company shall designate from time to time (the "Proxy") the true and lawful attorney and proxy of Shareholder for him and in his name, place and stead, with full power of substitution, for a term (the "TERM") of one year from the date of execution hereof, to attend and to vote as the proxy of Shareholder, at any and all meetings of shareholders of the Company or any adjournments thereof, all of the Class A Shares eligible to vote which are held of record or beneficially, by Shareholder, on any and all matters, proposals and questions, whether benefiting the Proxy or Company or not, that may be lawfully considered there, and to execute any written consents of Shareholder which may be solicited during the Term, as fully and with the same number of votes and with the same effect as Shareholder could do if personally present thereat or if personally solicited to execute such written consents.

    Shareholder hereby revokes all proxies heretofore made by him.

    Shareholder hereby ratifies all that the Proxy may or shall lawfully do in voting the Class A Shares in accordance herewith at any such meeting or adjournment in respect of all matters, proposals and questions that may properly come before the shareholders for consideration and action.

    Shareholder acknowledges that this proxy is coupled with an interest and is irrevocable.

                                                       /S/ MARVIN I. WEINBERGER
                                                       ---------------------------------------------
                                                       Marvin I. Weinberger

                                                       /S/ FRAN SOLOW WEINBERGER
                                                       ---------------------------------------------
                                                       Fran Solow Weinberger

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